U.S. SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C. 20549


                            FORM 8-K

                         CURRENT REPORT

                Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934


                  Date of Report: June 25, 1998


                         LBF CORPORATION
                         ---------------
       (Exact name of registrant as specified in its charter)


                              NEVADA
                              ------
            (State or other jurisdiction of incorporation)


     000-23485                                    98-0177646
     ---------                                    ----------
(Commission File No.)                           (IRS Employer
                                              Identification No.)


Suite 106
1460 Pandosy St.
Kelowna, British Columbia
Canada                                              V14 1P3
------                                              -------
(Address of principal executive offices)           (Zip code)


Registrant's telephone number, including area code: (250) 868-8445

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Item 2.  Acquisition and Disposition of Assets.

     Effective June 19, 1998 LBF Corporation (the "Company") did acquire certain patent application rights (the "Assets") from FES Innovations, Inc., a British Columbia, Canada corporation ("FES"). The relevant terms of the transaction provide for the Company to
(i) undertake a "forward split" of its common stock, whereby 10 shares of common stock have been issued in exchange for each share of common stock issued and outstanding, in order to establish the number of issued and outstanding common shares of the Company at Closing to be 5,000,000 shares; and (ii) issue to FES and its assigns an aggregate of 12,500,000 "restricted" common shares (post split), representing approximately 71.4% of the Company's outstanding common stock.

     Coverage of the proposed patent is directed to a fuel heating apparatus that includes a block of heat conductive material having a passageway and an embedded heating element near the passageway. The block conducts heat generated by the heating element to heat fuel flowing in the passageway. In a subsequent dependent claim, copper tubing is claimed in the passageway. A temperature sensor senses the temperature of the fuel at the output of the passageway. The block material is described as consisting of potting epoxy with sufficiently dispersed metal filings. To the extent that the patent application includes applications to diesel engines, such applications are excluded from the assets to be acquired by LBF.

     As a result of this acquisition, the Company believes that it has effectively consummated its initial business plan as outlined in its Registration Statement on Form 10-SB, as previously filed with the Securities and Exchange Commission. In the immediate future, the Company intends to raise a sufficient amount of equity capital in order to perform research and development activities on the apparatus to insure commercial viability and thereafter, it is expected that additional equity capital will be required to enter into the sale and marketing aspect of the Company's business. There can be no assurances that the Company will be able to generate sufficient equity or debt capital in which to fully implement its business plan.

     In addition to its research and development activities, as of the date of this report the Company has filed patent applications in over 140 countries, receiving approval of the same in a majority of these jurisdictions. A working prototype has been developed in order to undertake field tests with three separate fuel burning systems (carboration, fuel injection and a combination of the two). The results obtained from these tests were sufficiently encouraging for the Company to retain independent entities to conduct tests of the prototypes, including OceanAir Environmental Systems, Santa Barbara, California, who is undertaking US testing, and the Ministry of Environment in Ottowa, for Canadian testing. This testing will include testing for hydrocarbons, nitric oxide and

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
other nitrogen based gases, carbon monoxide, carbon dioxide and other emissions which are detrimental to the environment.

     Based upon the results of these tests, the Company plans on raising additional equity capital to exploit the technology and address marketing and distribution strategies, as well as the continuation of research and development of the system for additional applications in other sectors and industries, with an emphasis focusing on strategic alliances and/or joint venture partners in order to effectively achieve market penetration.

Item 7.  Financial Statements, Pro Forma Financial Information and
Exhibits.

     The Registrant hereby undertakes to file with the Commission an amendment to this Form 8-K wherein the Registrant shall provide the audited financial statements of the Assets acquired by the Company from FES and the Company's pro forma financial statements within sixty (60) days after the filing of this Form 8-K.

     (c)  Exhibits.

     2.0  Purchase and Sale Agreement Between the Company and FES
Innovations, Inc.



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
                          SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   LBF CORPORATION



                                   By: s/Bob Hemmerling
                                      ---------------------------
                                   Its:  Secretary
                                       --------------------------


Dated:  June 29, 1998



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














                         LBF CORPORATION
                       ___________________

                           EXHIBIT 2.0
                       ___________________

                   PURCHASE AND SALE AGREEMENT

                     BETWEEN THE COMPANY AND

                      FES INNOVATIONS, INC.
                       ___________________














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
                       PURCHASE AND SALE AGREEMENT


     This Agreement, made this ______ day of June, 1998, by and between LBF CORPORATION, a company incorporated pursuant to the laws of the State of Nevada, with its principal place of business located at Suite 106, 1460 Pandosy St., Kelowna, British Columbia, Canada, V14 1P3 (hereinafter referred to as "Purchaser") and FES INNOVATIONS, INC., a company incorporated pursuant to the laws of British Columbia, Canada, having its principal place of business located at 303-478 Bernard Ave., Kelowna, British Columbia, Canada V1Y 6N7 (hereinafter referred to as "Seller"), who hereby agree as follows:

                             R E C I T A L S

     WHEREAS, Purchaser is a development stage company which has its common stock registered pursuant to Section 12(g) as promulgated under the Securities Exchange Act of 1934, as amended, and whose principal business is to merge with another entity, or otherwise acquire assets; and

     WHEREAS, the Seller owns good and marketable title to a certain patent application, more fully described in Exhibit "A" attached hereto and incorporated herein as if set forth (the "Assets"); and

     WHEREAS, Purchaser desires to purchase from Seller and Seller desires to sell the Assets to Purchaser pursuant to the terms and conditions contained herein;

     NOW, THEREFORE, THIS INDENTURE WITNESSETH, that in consideration of the premises and the covenants, agreements, representations, warranties and payments hereinafter contained, the parties hereto covenant and agree as follows:

     1.   Purchase and Sale of Assets.

          1.01. Purchase. Upon the terms and subject to the conditions hereof, the Seller agrees to sell, assign and transfer to the Purchaser and the Purchaser agrees to purchase from the Seller, all of the Seller's right, title and interest in the Assets. A copy of the applicable Assignment of Patent Rights is attached hereto and incorporated herein as Exhibit "B".

     2.   Purchase Price and Payment.

          2.01. Payment. As full and complete payment for the Assets, Purchaser shall cause to be issued to Seller, or its assigns, an aggregate of 12,500,000 shares of Purchaser's common stock, par value $.001 per share (post forward split), which shares shall be "restricted" shares, as that term is defined under Rule 144 promulgated under

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     the Securities Act of 1933, as amended (the "Shares").  Relevant to these Shares, Seller and its assigns agree to execute at closing hereof (as defined hereinbelow) an "Investment Letter" in the form attached hereto as Exhibit "C," the contents of which are incorporated herein as if set forth.

     3.   Assumed Liabilities and Payment of Taxes.

          3.01. Assumption of Liabilities. Other than as disclosed herein the Purchaser will not assume any liabilities of the Seller.

          3.02 Personal Property Taxes. At such time as the same becomes due and payable, personal property taxes for the year 1998, if any, shall be pro-rated as of the date of Closing. Thereafter, taxes and assessments shall be the obligation of and shall be paid by the Purchaser.

     4. Representations and Warranties of the Seller. The Seller represents and warrants to the Purchaser as follows, with the intent that the Purchaser shall rely thereon in entering into this Agreement and in concluding the purchase and sale contemplated herein.

          4.01. Corporate Status. The Seller is a corporation duly incorporated, validly existing and in good standing under the laws of British Columbia, Canada and has the power and capacity to own and dispose of the Assets and to carry on the Seller's business as now being conducted by it and to enter into this Agreement and to carry out its terms to the full extent.

          4.02. Authority to Sell. The execution and delivery of this Agreement and the completion of the transaction contemplated hereby has been duly and validly authorized by all necessary corporate action on the part of the Seller and this Agreement constitutes a legal, valid and binding obligation of the Seller, enforceable against the Seller in accordance with its terms except as may be limited by laws of general application affecting the rights of creditors.

          4.03. Sale Will Not Cause Default. Other than as previously disclosed by Seller to Purchaser relevant to potential income tax obligations which may be due by Seller to Revenue Canada and to the best of Seller's information, knowledge and belief, neither the execution and delivery of this Agreement, nor the completion of the purchase and sale contemplated herein, will:

               (a) violate any of the terms and provisions of the charter or articles of incorporation or the bylaws of the Seller, or any order, decree, statute, bylaw, regulation, covenant, or restriction applicable to the Seller or any of the Assets; or

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
               (b) result in any fees, duties, taxes, assessments or other amounts relating to any of the Assets becoming due or payable other than sales tax payable by Purchaser in connection with the purchase and sale, if any.

          4.04. Assets. The Seller owns and possesses and has a good and marketable title to the Assets, free and clear of all mortgages, liens, charges, pledges, security interests, encumbrances or other claims whatsoever, whether secured or unsecured and whether arising by reason of statute or otherwise howsoever.

          4.05. Litigation. There is no litigation or administrative or governmental proceeding or inquiry pending, or to the knowledge of the Seller, threatened against or relating to the Seller, the Seller's business, or any of the Assets, nor does the Seller know of or have reasonable grounds for believing that there is any basis for any such action, proceeding or inquiry.

          4.06. Conformity with Laws. Other than lawfully obtaining the Letters Patent applicable to the Assets from the US Patent and Trademark Office, the Seller has not sought and obtained any governmental licenses and permits required for the conduct in the ordinary course of the operations of the Seller's business and the uses to which the Assets have been put.

          4.07. Accuracy of Representations. No certificate furnished by or on behalf of the Seller to the Purchaser at the time of closing in respect of the representations, warranties or covenants of the Seller herein will contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements contained therein not misleading and all of the representations and warranties of the Seller shall be true as at and as if made at the time of closing.

          4.08 Representations Relating to Issuance of Purchaser's Common Stock. Seller hereby represents and warrants to Purchaser as follows:

               (i) The Common Shares to be acquired by Seller and/or its assigns is solely for its account and for investment and Seller has no plan, intention, contract, understanding, agreement or arrangement with any person to sell, assign, pledge, hypothecate or otherwise transfer to any person the Shares, or any portion thereof, except to its shareholders in the case of Seller's voluntary dissolution or liquidation, which assignment shall occur as a matter of law, or except as disclosed to Purchaser by Seller; and

               (ii) Seller understands that neither the Shares nor the sale thereof to it has been registered under the Securities Act of 1933, as amended (the "1933 Act"), or under any state securities laws. Seller understands that no registration statement has been filed with the United States Securities and Exchange Commission, nor with any other regulatory authority and that, as a result, any


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
          benefit which might normally accrue to a holder of the Shares by an impartial review of such a registration statement by the Securities and Exchange Commission or other regulatory authority will not be forthcoming. Seller understands that it cannot sell the Shares unless such sale is registered under the 1933 Act and applicable state securities laws or exemptions from such registration become available. In this connection, Seller understands that the Purchaser has advised the Transfer Agent for the Common Shares that the Shares are "restricted securities" under the 1933 Act and that they may not be transferred by Seller to any person without the prior consent of the Purchaser, which consent of the Purchaser will require an opinion of counsel acceptable to Purchaser to the effect that, in the event the Shares are not registered under the 1933 Act, any transfer as may be proposed by Seller must be entitled to an exemption from the registration provisions of the 1933 Act. To this end, Seller acknowledges that a legend to the following effect will be placed upon any and all certificate(s) representing the Shares and that the Transfer Agent has been advised of such facts:

               THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY BE OFFERED AND SOLD ONLY IF REGISTERED PURSUANT TO THE PROVISIONS OF THE ACT OR IF AN EXEMPTION FROM REGISTRATION THEREUNDER IS AVAILABLE, THE AVAILABILITY OF WHICH MUST BE ESTABLISHED TO THE SATISFACTION OF THE COMPANY.

               Seller understands that the foregoing legend on its certificate for the Shares limits their value, including their value as collateral.

     5.   Covenants of the Seller.

          5.01. Conduct of the Business. Until the time of closing, the Seller shall conduct the Seller's business only in the ordinary course and will use its best efforts to preserve the Assets intact and to preserve for the Purchaser its relationship with its lessors, suppliers, customers and others having business relations with it.

          5.02. Access by Purchaser. The Seller will give to the Purchaser and Purchaser's counsel, accountants and other representatives full access, during normal business hours throughout the period prior to the time of closing, to all of the properties, books, contracts, commitments and records of the Seller relating to all aspects of the Seller's business relevant to the Assets acquired herein and will furnish to the Purchaser during such period all such information as the Purchaser may reasonably request.

          5.03. Covenants of Indemnity. The Seller, its successors and assigns, will indemnify and hold harmless the Purchaser from and against:


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
               (a) any and all of Seller's liabilities, whether related to the Assets or otherwise, whether accrued, absolute, contingent or otherwise, existing at the time of closing hereof;

               (b) any and all damage or deficiencies resulting from any misrepresentation, breach of warranty, non-fulfillment of any covenant on the part of the Seller under this Agreement or from any misrepresentation in or omission from any certificate or other instrument furnished or to be furnished to the Purchaser hereunder; and

               (c) any and all actions, suits, proceedings, demands, assessments, judgments, costs and legal and other expenses incidental to any of the foregoing.

     6. Representations and Warranties of the Purchaser. The Purchaser represents and warrants to the Seller as follows, with the intent that the Seller shall rely thereon in entering into this Agreement and in concluding the purchase and sale contemplated herein.

          6.01. Status of Purchaser. The Purchaser is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Nevada and has the power and capacity to enter into this Agreement and carry out its terms.

          6.02. Authority to Purchase. The execution and delivery of this Agreement and the completion of the transaction contemplated hereby has been duly and validly authorized by all necessary corporate action on the part of the Purchaser and this Agreement constitutes a legal, valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms except as limited by laws of general application affecting the rights of creditors.

          6.03. Sale Will Not Cause Default. Neither the execution and delivery of this Agreement, nor the completion of the purchase and sale contemplated herein, will:

               (a) violate any of the terms and provisions of the articles of incorporation or the bylaws of the Purchaser, or any order, decree, statute, bylaw, regulation, covenant, or restriction applicable to the Purchaser; or

               (b) result in any fees, duties, taxes, assessments or other amounts relating to any of the Assets becoming due or payable other than sales tax payable by Purchaser in connection with the purchase and sale, if any.

          6.04. Accuracy of Representations. No certificate furnished by or on behalf of the Purchaser to the Seller at the time of closing in respect of the representations, warranties or covenants of the Purchaser herein will contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements contained


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
     therein not misleading and all of the representations and warranties of the Purchaser shall be true as at and as if made at the time of closing.

          6.05 Purchaser's Indemnification of Seller. The Purchaser, its successors and assigns, will indemnify and hold harmless the Seller and its shareholders (in the case of Seller's voluntary dissolution or liquidation) from and against any and all damage or deficiencies resulting from any misrepresentation, breach of warranty, non -fulfillment of any covenant on the part of Purchaser under this Agreement or from any misrepresentation in or omission from any certificate or other instrument furnished or to be furnished to the Seller hereunder.

          6.06 Purchaser's Capitalization. Purchaser's total authorized capital stock consists of 25,000,000 shares of Preferred Stock, par value $0.001 per share, and 50,000,000 shares of Common Stock, par value $0.001 per share. As of the date hereof there are 500,000 common shares of the Company issued and outstanding, subject only to the provisions included hereinbelow. There are no preferred shares issued or outstanding.

          Prior to Closing, as defined hereinbelow, the Board of Directors of the Purchaser shall undertake a forward split of the Company issued and outstanding common stock, whereby 10 shares of common stock shall be issued in exchange for each share of common stock then issued and outstanding, in order to establish the number of issued and outstanding common shares of the Company at Closing to be 5,000,000 shares.

     7.   Survival of Representations, Warranties and Covenants.

          7.01. Seller's Representations, Warranties and Covenants. All statements contained in any certificate or other instrument delivered by or on behalf of the Seller pursuant hereto or in connection with the transactions contemplated hereby shall be deemed to be representations and warranties by the Seller. All representations, warranties, covenants and agreements made by the Seller in this Agreement or pursuant hereto shall, unless otherwise expressly stated, survive the time of closing and any investigation at any time made by or on behalf of the Purchaser and shall continue in full force and effect for the benefit of the Purchaser.

          7.02. Purchaser's Representations, Warranties and Covenants. All statements contained in any certificate or other instrument delivered by or on behalf of the Purchaser pursuant hereto or in connection with the transactions contemplated hereby shall be deemed to be representations and warranties by the Purchaser. All representations, warranties, covenants and agreements made by the Purchaser in this Agreement or pursuant hereto shall, unless otherwise expressly stated, survive the time of closing and any investigation at any time made by or on behalf of the Seller and shall continue in full force and effect for the benefit of the Seller.



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     8.   Conditions Precedent to the Obligations of the Purchaser.  All
obligations of the Purchaser under this Agreement are subject to the fulfillment at or prior to the time of closing of the conditions hereinafter enumerated.

          8.01. Seller's Representations and Warranties. The Seller's representations and warranties contained in this Agreement and in any certificate or document delivered pursuant to the provisions hereof or in connection with the transactions contemplated hereby shall be true at an as at the time of closing as if such representations and warranties were made at and as of such time.

          8.02. Seller's Covenants. The Seller shall have performed and complied with all agreements, covenants and conditions required by this Agreement to be performed or complied with by it prior to or at the time of closing.

          8.03. Seller's Certificate. The Seller shall have delivered to the Purchaser a certificate of the President and Secretary of the Seller, dated the time of closing, certifying in such detail as the Purchaser may so require that the Purchaser has acquired a good and marketable title to the Assets to the extent contemplated by this Agreement.

          8.04. Opinion of Seller's Counsel. The Purchaser shall have received from Seller' counsel an opinion dated the time of closing, that the Purchaser has acquired a good and marketable title to the Assets to the extent contemplated by this Agreement and that the Seller is a corporation duly formed pursuant to the laws of the jurisdiction of incorporation and is in good standing as of the date of closing.

     The foregoing conditions are for the exclusive benefit of the Purchaser and any such condition may be waived in whole or in part by the Purchaser at or prior to the time of closing by delivering to the Seller a written waiver to that effect signed by the Purchaser.

     9. Conditions Precedent to the Obligations of the Seller. All obligations of the Seller under this Agreement are subject to the fulfillment, prior to the time of closing, of the conditions hereinafter enumerated.

          9.01. Purchaser's Representations and Warranties. The Purchaser's representations and warranties contained in this Agreement and in any certificate or document delivered pursuant to the provisions hereof or in connection with the transactions contemplated hereby shall be true at an as at the time of closing as if such representations and warranties were made at and as of such time.

          9.02. Purchaser's Covenants. The Purchaser shall have performed and complied with all covenants, agreement and conditions required by this Agreement to be performed or complied with by it at or prior to the time of closing.

          9.03.  Closing Date.  The Agreement shall have closed by June
     _____, 1998.


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          9.04   Opinion of Purchaser's Counsel.  The Seller shall have
     received from Purchaser's counsel an opinion dated the time of closing, that the Purchaser is a corporation duly formed pursuant to the laws of the jurisdiction of incorporation, is in good standing as of the date of closing and has the authority to enter into this Agreement and assume the obligations referenced herein.

     Each of the foregoing conditions are for the exclusive benefit of the Seller and any such condition may be waived in whole or in part by the Seller at or prior to the time of closing by delivering to the Purchaser a waiver to that effect signed by the Seller.

     10.  Closing.

          10.01. Time of Closing. Subject to the terms and conditions hereof, the purchase and sale of the Assets shall be completed at a closing to be held at _______ p.m. on the ____ business day following execution of this Agreement by the parties hereto ("the time of closing").

          10.02. Place of Closing. The closing shall take place at the offices of the Purchaser's counsel, Andrew I. Telsey, P.C., 2851 S. Parker Road, Suite 720, Aurora, Colorado 80014.

          10.03. For Delivery by the Seller. At the closing, the Seller shall deliver or cause to be delivered to the Purchaser:

               (a) all deeds of conveyance, bills of sale, transfer and assignments in form and content satisfactory to the Purchaser's counsel, appropriate to effectively vest a good and marketable title to the Assets in the Purchaser to the extent contemplated by this Agreement and immediately registrable in all places where registration of such instruments is required;

               (b) the certificate of the President and Secretary of the Seller to be given under Section 8.03;

               (c) certified copies of such resolutions of the shareholders and directors of the Seller as are required to be passed to authorize the execution, delivery and implementation of this Agreement and of all documents to be delivered by the Seller pursuant thereto;

               (d) a legal opinion of the Seller's counsel in a form acceptable to the Purchaser and consistent with the terms outlined herein; and

               (e) an independent audit of the Assets, prepared in accordance with generally accepted accounting principles and suitable to allow the Purchaser to file the same with the US Securities and Exchange Commission.


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          10.04.  For Delivery by the Purchaser.  At the closing, the
     Purchaser shall deliver or cause to be delivered to the Seller:

               (a) the Shares; and

               (b) a legal opinion of Purchaser's counsel in a form acceptable to the Seller and consistent with the terms outlined herein.

          10.05. Possession. Purchaser shall be entitled to possession of the Assets herein described as of 8:00 a.m. on the day following the Effective Date herein and Seller shall deliver the Assets to Purchaser at said time, provided that Purchaser has fully complied with the terms and conditions contained herein. In the event Seller fails to deliver possession of the Assets to Purchaser in a timely manner, Purchaser shall be entitled to file with a court of competent jurisdiction a motion for declaratory order (or its equivalent), wherein title to the Assets shall be deemed to have been vested in the Purchaser. If such an action is deemed necessary in Purchaser's sole discretion, Seller shall be obligated to tender all costs associated with such action, including but not limited to Purchaser's reasonable attorney fees.

          10.06 Effective Date. The Effective Date of the transaction contemplated herein shall be the date in which the requirements of Sections 10.03 through 10.05 have been successfully consummated.

     11. Further Assurances. The parties hereto shall execute such further and other documents and do such further and other things as may be necessary to carry out and give effect to the intent of this Agreement.

     12. Notices. All notices required or permitted to be given hereunder shall be in writing and personally delivered to the address of the intended recipient set forth on the first page hereof, or at such other address as may from time to time be notified by any of the parties hereto in the manner herein provided.

     13. Entire Agreement. This Agreement constitutes the entire Agreement between the parties and there are no representations or warranties, express or implied, statutory or otherwise and no agreements collateral hereto other than as expressly set forth or referred to herein.

     14. Time of the Essence. Time shall be of the essence of this Agreement.

     15. Applicable Law. This Agreement shall be governed by and interpreted in accordance with the laws of British Columbia, Canada.

     16. Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.


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     17.   Captions.  The captions appearing in this Agreement are inserted for convenience of reference only and shall not affect the interpretation of this Agreement.

     18. Attorney Fees. If a dispute arises between the parties hereto and such dispute can only be resolved by litigation then, in such case, the prevailing party in such litigation shall be entitled to recover all costs of such action, including but not limited to, reasonable attorneys fees.

     19. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                              LBF CORPORATION


                              By: s/David Ward
                                 -----------------------------------------
                              Its:   President
                                  ----------------------------------------

                              FES INNOVATIONS, INC.


                              By: s/Dale Peterson
                                 -----------------------------------------
                              Its:   President
                                  ----------------------------------------




















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
                               EXHIBIT "A"


Assets to be Acquired by LBF Corporation:
-----------------------------------------
Patent Application # 08/927,108;
Title Heat Exchanger and Fuel Pre-Heater

Coverage of the proposed patent is directed to a fuel heating apparatus that includes a block of heat conductive material having a passageway and an embedded heating element near the passageway. The block conducts heat generated by the heating element to heat fuel flowing in the passageway.
In a subsequent dependent claim, copper tubing is claimed in the passageway. A temperature sensor senses the temperature of the fuel at the output of the passageway. The block material is described as consisting of potting epoxy with sufficiently dispersed metal filings.

To the extent that the patent application includes applications to diesel engines, such applications are excluded from the assets to be acquired by LBF Corporation.





























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
                              EXHIBIT "B"


                   ASSIGNMENT OF PATENT APPLICATION


     ASSIGNMENT made _____________________, 1998, by FES INNOVATIONS, INC., a British Columbia corporation, of 303-478 Bernard Avenue, Kelowna, British Columbia V1Y 6N7 ("Assignor"), to LBF CORPORATION, a Nevada corporation, of 1460 Pandosy Street, Suite 106, Kelowna, British Columbia V14 1P3
("Assignee").

     Assignor has invented a title heat exchanger and fuel pre-heater (the "Invention") as described in and for which an application for Letters Patent was filed with the United States Office of Patents and Trademarks on ______ __________________________________, 19_____, bearing Patent Application No.
08/927,108.

     Assignee desires to acquire the entire right, title and interest in the Invention and in the Letters Patent to be obtained therefore, EXCEPT that applications of the Invention to diesel engines are hereby specifically excluded from this Assignment, which applications shall remain the sole and exclusive property of Assignor.

     NOW, THEREFORE, in consideration of the issuance by Assignee of 12,500,000 shares of its Common Stock to Assignor, the receipt and sufficiency of which is acknowledged, Assignor hereby sells and assigns to Assignee, its successors and assigns, the full and exclusive right to make, use and sell the Invention as described in Patent Application No. 08/927,108 and in and to the Letters Patent for the Invention which may hereafter be granted therefor by the United States Office of Patent and Trademarks, EXCEPT THAT SUCH ASSIGNMENT OF THE RIGHT TO MAKE, USE AND SELL THE INVENTION AND IN AND TO THE LETTERS PATENT WHICH MAY HEREAFTER BE GRANTED FOR THE INVENTION SHALL EXCLUDE APPLICATIONS OF THE INVENTION TO DIESEL ENGINES.

     Assignor authorizes and requests that the Commissioner of Patents and Trademarks issue Letters Patent to LBF CORPORATION, as Assignee of the entire right, title and interest in and to the Invention EXCEPT THAT SUCH LETTERS PATENT SHALL EXCLUDE THEREFROM APPLICATIONS OF THE INVENTION TO DIESEL ENGINES, for Assignee's sole use and benefit, and for the use and benefit of its successors and assigns, to the full end of the term for which said Letters Patent may be granted as fully and entirely as the same would have been held by Assignor had this Assignment and sale not been made.

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
     Executed _____________________________, 1998, at Kelowna, British
Columbia.


                                   FES INNOVATIONS, INC.
                                   By its authorized signatory


                                    s/Dale Peterson
                                   ---------------------------------------

Officer Signature(s)


_____________________________________

Province of British Columbia, Canada






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
                                EXHIBIT "C"


                             INVESTMENT LETTER

June _______, 1998



LBF Corporation
Suite 106, 1460 Pandosy St.
Kelowna, British Columbia
Canada V14 1P3

Gentlemen:

     The undersigned herewith subscribes for shares of common stock (the "Shares") of LBF Corporation, a Nevada corporation, ("LBF"), in acceptance of and subject to the terms and conditions of that certain Purchase and Sale Agreement (the "Agreement"), between LBF and FES Innovations, Inc. ("FES"), dated June _____, 1998, wherein FES did agree to assignment of that certain Patent Application subject to the Agreement, in exchange for 12,500,000 Shares of LBF.

     The undersigned hereby represents, warrants, covenants and agrees with you that, in connection with the undersigned's acceptance of the Shares and as of the date of this letter:

     1. The undersigned is aware that its acceptance of the Shares is irrevocable, absent an extension of the Expiration Date of any material change to any of the terms and conditions of the Agreement.

     2. The undersigned warrants full authority to assign said Patent Application referred to above and that LBF will acquire a good and unencumbered title thereto.

     3. The undersigned has full power and authority to enter into this Agreement and that this Agreement constitutes a valid and legally binding obligation of the undersigned.

     4. By execution hereof, the undersigned hereby confirms that the LBF Shares to be received in exchange for the assignment of the Patent Application will be acquired for investment for the undersigned's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the undersigned has no present intention of selling, granting any participation in, or otherwise distributing the same. By execution hereof, the undersigned further represents the undersigned does not have any contract, undertaking, agreement or arrangement with any third party, with respect to any of the Shares, other than as previously disclosed to LBF.


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

     5. The undersigned understands that the Shares are being issued pursuant to available exemption thereto and have not been registered under the Shares Act of 1933, as amended (the "1933 Act"), or under any state securities laws. The undersigned understands that no registration statement has been filed with the United States Shares and Exchange Commission nor with any other regulatory authority and that, as a result, any benefit which might normally accrue to a holder such as the undersigned by an impartial review of such a registration statement by the Securities and Exchange Commission or other regulatory authority will not be forthcoming. I understand that I cannot sell the Shares unless such sale is registered under the 1933 Act and applicable state securities laws or exemptions from such registration become available. In this connection I understand that LBF has advised the Transfer Agent for the Common Shares that the Shares are "restricted securities" under the 1933 Act and that they may not be transferred by the undersigned to any person without the prior consent of LBF, which consent of LBF will require an opinion of counsel satisfactory to LBF to the effect that, in the event the Shares are not registered under the 1933 Act, any transfer as may be proposed by the undersigned must be entitled to an exemption from the registration provisions of the 1933 Act. To this end, the undersigned acknowledges that a legend to the following effect will be placed upon the certificate representing the Shares and that the Transfer Agent has been advised of such facts:

          THESE SECURITIES HAVE NOT BEEN REGISTERED
          UNDER THE SECURITIES ACT OF 1933, AS AMENDED,
          AND MAY BE OFFERED AND SOLD ONLY IF REGISTERED
          PURSUANT TO THE PROVISIONS OF THE ACT OR IF AN
          EXEMPTION FROM REGISTRATION THEREUNDER IS
          AVAILABLE, THE AVAILABILITY OF WHICH MUST BE
          ESTABLISHED TO THE SATISFACTION OF THE COMPANY.

     The undersigned understands that the foregoing legend on its certificate for the Shares limits their value, including their value as collateral.

     6. The undersigned represents that it is experienced in evaluation and investing in securities of companies in the development stage and acknowledges that it is able to fend for itself, can bear the economic risk of this investment and has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the investment in the Shares.



                                   15

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
     In Witness Whereof, the undersigned has duly executed this Investment Letter as of the date indicated hereon.

Dated: June _______, 1998

Very truly yours,

FES INNOVATIONS, INC.

Per: s/Dale Peterson
____________________________
(signature)  Presidehnt


Dale Peterson
____________________________
(print name in full)


994 Augusta Court
____________________________
(street address)


Kelowna, BC  V1Y 7J9
____________________________
(city, state, zip)


622-372-746
____________________________
(social security number or
 employer identification no.)













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